UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2026

FF EAI Robotics Ecosystem Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37428	26-3474527
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1990 E. Grand Ave. El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 853-1683

AIxCrypto Holdings, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	FFR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On October 23, 2026, FF EAI Robotics Ecosystem Inc. (the “Company”) completed the transactions contemplated by that certain transaction agreement (the “Transaction Agreement”), dated October 12, 2026, by and among the Company, Smart Technology Holdings Ltd. (the “Cayman Seller”), Faraday Future Intelligent Electric Inc. (“FFAI”),, FF EAI Robotics Inc. (“RobotCo”) and FFR Acquisition Sub LLC (“Merger Sub”), including the Company’s acquisition of all issued and outstanding shares of RobotCo and merger of RobotCo with and into Merger Sub, with Merger Sub surviving as a wholly owned direct subsidiary of the Company.

Item 1.01. Entry into a Material Definitive Agreement.

The information provided in the Explanatory Note of this Current Report on Form 8-K is incorporated by reference herein.

Closing Ancillary Agreements

On October 23, 2026, in connection with the closing of the transaction contemplated under the Transaction Agreement (the “Closing”), the Company, FFAI, Yueting Jia and Jiawei Wang entered into that certain support agreement (the “Support Agreement”). Each undersigned stockholder undertakes to approve the stockholder proposals described above by written consent and, if a meeting is held, to attend for quorum purposes and vote in favor of the proposals and against specified competing or obstructive actions. These voting obligations apply to shares that each undersigned stockholder is entitled to vote and exclude proposals that would materially and disproportionately adversely affect such stockholder compared with other Company stockholders. The Support Agreement also restricts transfers, subject to specified exceptions, and prohibits inconsistent voting arrangements. The voting and transfer obligations continue until the earlier of receipt of all approvals of the stockholder proposals and termination of the Transaction Agreement in accordance with its terms.

In connection with the Closing, on October 23, 2026, FFAI and the Cayman Seller delivered a lock-up agreement (the “Lock-up Agreement”) to the Company. Under the Lock-up Agreement, FFAI and the Cayman Seller are subject to restrictions for a period of eighteen months following the Closing with respect to 100% of the consideration securities received pursuant to the Transaction Agreement, including common stock issued or issuable upon conversion of the preferred stock and securities issued in respect thereof in specified corporate events. The restrictions prohibit sales, transfers, hedging and public announcements of an intention to engage in such transactions, subject to specified consent and transfer exceptions.

In connection with the Closing, on October 23, 2026, FFAI, Faraday&Future Inc. and FF AI-Robotics Inc. a subsidiary of the Company (“FF AI-Robotics”) entered into that certain common technology license agreement (the “Common Technology License Agreement”), pursuant to which FF AI-Robotics and its affiliates were granted an exclusive (including as to the licensor and its affiliates), perpetual, irrevocable, worldwide, royalty-free and fully paid-up license to specified technology used in both the robotics business and other businesses of FFAI, solely within the field of use specified in the agreement. On October 23, 2026, FFAI, Faraday&Future Inc. and FF AI-Robotics also entered into that certain intellectual property assignment agreement (the “Intellectual Property Assignment Agreement”), pursuant to which Faraday&Future Inc. assigned to FF AI-Robotics intellectual property rights used exclusively in the robotics business.

In connection with the Closing, the Company, FFAI and RobotCo executed that certain transition services agreement (the “Transition Services Agreement”), effective as of October 1, 2026, under which FFAI provide transition services to RobotCo in (i) EAI Device; (ii) EAI Brain & Open Source and Open Developer Platform; (iii) Data Factory; and (iv) Industry Solutions, and other relevant services. Fees for the services equal FFAI’s actual, direct and documented costs of providing the services, without markup. The initial term of the Transition Services Agreement is twelve months, and FFAI and RobotCo may extend the term upon mutual consent..

The foregoing descriptions of the Support Agreement, the Lock-up Agreement, the Common Technology License Agreement, the Intellectual Property Assignment Agreement and the Transition Services Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements. The Support Agreement, form of the Lock-up Agreement, the Common Technology License Agreement and the Intellectual Property Assignment Agreement are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K, and the Transition Services Agreement is incorporated by reference as Exhibit 10.5 to this Current Report on Form 8-K.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information provided in the Explanatory Note, Item 1.01 and Item 3.02 of this Current Report on Form 8-K is incorporated by reference herein.

At the Closing, the Company acquired all of the issued and outstanding capital stock of RobotCo from the Cayman Seller in exchange for 1,315,313 shares of common stock, par value par value $0.001 per share (the “Common Stock”) and 65,475 shares of the Company’s Series C Non-Voting Convertible Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”).

At the effective time of the merger, each outstanding option to purchase RobotCo common stock was assumed by the Company and converted into an option to acquire Common Stock, with the number of underlying shares and the per-share exercise price adjusted using an exchange ratio of 0.89 and subject to the rounding provisions in the Transaction Agreement.

The description of the Transaction Agreement set forth in Item 1.01 of the Company’s Current Report on Form 8-K filed on October 14, 2026 is incorporated herein by reference. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Transaction Agreement, which is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in the Explanatory Note, Item 2.01 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

At the Closing, the Company issued 1,315,313 shares of Common Stock and 65,475 shares of Series C Preferred Stock to the Cayman Seller as consideration for all of the issued and outstanding capital stock of RobotCo. The Series C Preferred Stock is convertible, subject to the limitations described in Item 5.03 below, into an aggregate of 65,474,624 shares of Common Stock, subject to adjustment in accordance with the Certificate of Designation.

The Company issued the consideration securities to the Cayman Seller in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended. The Company relied on the private nature of the negotiated transaction, the Cayman Seller’s access to Company information, and its investment and transfer-restriction representations. The Company received all of the issued and outstanding capital stock of RobotCo and no cash proceeds. No underwriting discounts or commissions were paid.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in the Explanatory Note of this Current Report on Form 8-K is incorporated herein by reference.

Appointment of Chief Executive Officer

Effective as of the Closing, the Company’s board of directors appointed Yueting Jia as Chief Executive Officer and principal executive officer of the Company. Mr. Jia, age 52, founded Faraday Future and currently serves as Global Chief Executive Officer of FFAI. He served as Global Co-Chief Executive Officer of FFAI from April 2025 until his appointment as sole Global Chief Executive Officer in May 2026. He previously served as FFAI’s Chief Product and User Ecosystem Officer from September 2019 to April 2025 and as its Chief Executive Officer from 2017 to September 2019.

Mr. Jia served as the Company’s Chief Advisor pursuant to that certain advisor agreement (the “Advisor Agreement”) dated February 10, 2026 and effective as of October 2, 2025, which was terminated immediately prior to the Closing. The description of the Advisor Agreement in Item 1.01 of the Company’s Current Report on Form 8-K filed on February 17, 2026 and the related-party disclosure in Note 14 to the unaudited consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 are incorporated herein by reference.

On October 23, 2026, the Company entered into an employment agreement (the “Jia Employment Agreement”) with Mr. Jia, which became effective automatically upon the Closing. Under the Jia Employment Agreement, Mr. Jia serves as Chief Executive Officer, reports to the Company’s board of directors and may continue his concurrent service as founder and Global Chief Executive Officer of FFAI. Mr. Jia’s employment is at will.

The Jia Employment Agreement provides for an annual base salary of $500,000 and a target annual bonus of $500,000, or 100% of base salary. Subject to approval and formal grant by the board of directors or its compensation committee, Mr. Jia is eligible to receive annual equity awards with a target grant-date value of $1.5 million in restricted stock units and $1.5 million in performance stock units. Mr. Jia has voluntarily agreed to defer any adjustment to his compensation until the Company and its subsidiaries have cumulatively sold and delivered 2,000 robotics units.

If the Company terminates Mr. Jia’s employment without cause or Mr. Jia resigns for good reason, then, subject to his execution and non-revocation of a release, he will be entitled to 12 months of base-salary continuation and payment of the Company’s portion of COBRA premiums, a lump-sum payment equal to 100% of his target annual bonus for the year of termination and full vesting of all outstanding equity awards that have been approved and granted, with performance conditions deemed satisfied at the greater of actual performance measured as of the termination date or 100% of target. Effective immediately before the Jia Employment Agreement became effective, Mr. Jia’s Advisor Agreement with the Company terminated and was superseded, subject to specified surviving provisions and accrued rights.

The foregoing description of the Jia Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Jia Employment Agreement, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.

Appointment of Executive Chairman

Effective as of the Closing, Jiawei (Jerry) Wang ceased to serve as the Company’s Chief Executive Officer and was appointed Executive Chairman of the Company. Mr. Wang continues to serve as a director of the Company. Also Mr. Wang is Mr. Jia’s nephew.

On October 23, 2026, the Company entered into Amendment No. 1 to the employment agreement with Mr. Wang (the “Wang Amendment”), which became effective upon the Closing. The Wang Amendment provides for Mr. Wang to serve as Executive Chairman and, if elected by the board of directors, Chairman of the board of directors, with responsibility for oversight of the Company’s finance, capital markets, legal and operations functions. Mr. Wang may continue his concurrent service as Global Executive Chairman of FFAI.

Under the Wang Amendment, Mr. Wang’s annual base salary of $300,000, target annual bonus of $300,000 and annual equity-award target of $1.5 million remain unchanged until the Company and its subsidiaries have cumulatively sold and delivered 2,000 robotics units, after which the compensation committee may review and approve new compensation. The Wang Amendment also revises Mr. Wang’s severance terms and confirms that his employment is at will.

The foregoing description of the Wang Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Wang Amendment, which is filed as Exhibit 10.8 to this Current Report on Form 8-K and is incorporated herein by reference. Mr. Wang’s existing employment agreement is incorporated by reference as Exhibit 10.9 to this Current Report on Form 8-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 23, 2026, the Company filed with the Secretary of State of the State of Delaware a Certificate of Designation of Preferences, Rights and Limitations of Series C Non-Voting Convertible Preferred Stock (the “Certificate of Designation”), which became effective upon filing and designated 65,475 shares of the Company’s preferred stock as Series C Preferred Stock.

The Series C Preferred Stock has no voting rights, except as required by the Delaware General Corporation Law. Dividends and distributions upon liquidation are made on an as-converted basis pari passu with the Common Stock, without preference or priority. The 65,475 shares of Series C Preferred Stock are convertible in the aggregate into exactly 65,474,624 shares of Common Stock, subject to customary adjustment provisions. Conversion and any related voting rights are prohibited until the Company obtains the requisite stockholder approval, the 20-calendar-day period under Rule 14c-2 of the Securities Exchange Act of 1934, as amended, has expired, and any required amendment to the Company’s certificate of incorporation has become effective.

The foregoing description of the Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

The information provided in the Explanatory Note of this Current Report on Form 8-K is incorporated herein by reference.

On October 26, 2026, the Company issued a press release announcing relating to the Closing. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. Also on October 26, 2026, the Company will make an investor presentation. A copy of the investor presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed.

(c) Shell company transactions.

None.

(d) Exhibits.

Exhibit Number	Exhibit Description
2.1	Transaction Agreement, dated as of October 12, 2026, by and among FF EAI Robotics Ecosystem Inc., Smart Technology Holdings Ltd., Faraday Future Intelligent Electric Inc., FF EAI Robotics Inc. and FFR Acquisition Sub LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on October 14, 2026).
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series C Non-Voting Convertible Preferred Stock of FF EAI Robotics Ecosystem Inc. (filed herewith).
10.1	Support Agreement, dated October 23, 2026, by and among FF EAI Robotics Ecosystem Inc., Faraday Future Intelligent Electric Inc., Yueting Jia and Jiawei Wang (filed herewith).
10.2	Form of Lock-up Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on October 14, 2026).
10.3	Common Technology License Agreement, dated October 23, 2026, by and among Faraday Future Intelligent Electric Inc., Faraday&Future Inc. and FF AI-Robotics Inc. (filed herewith).
10.4	Intellectual Property Assignment Agreement, dated October 23, 2026, by and among Faraday Future Intelligent Electric Inc., Faraday&Future Inc. and FF AI-Robotics Inc. (filed herewith).
10.5	Transition Services Agreement, effective as of October 1, 2026, by and among Faraday Future Intelligent Electric Inc., FF EAI Robotics Inc. and FF EAI Robotics Ecosystem Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 14, 2026).
10.6	Employment Agreement, dated October 23, 2026, by and between FF EAI Robotics Ecosystem Inc. and Yueting (YT) Jia (filed herewith).
10.7	Advisor Agreement, dated February 10, 2026 and effective as of October 2, 2025, by and between FF EAI Robotics Ecosystem Inc. and Yueting Jia (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 17, 2026).
10.8	Amendment No. 1 to Employment Agreement, dated October 23, 2026, by and between FF EAI Robotics Ecosystem Inc. and Jiawei (Jerry) Wang (filed herewith).
10.9	Employment Agreement, dated February 10, 2026 and effective as of October 2, 2025, by and between FF EAI Robotics Ecosystem Inc. and Jiawei Wang (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on February 17, 2026).
99.1	Press release, dated October 26, 2026 (furnished herewith).
99.2	Investor presentation, dated October 26, 2026 (furnished herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

† Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to provide a copy of any omitted schedule to the SEC or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FF EAI Robotics Ecosystem Inc.

Date: October 26, 2026	By:	/s/ Jiawei Wang
Jiawei Wang
Executive Chairman and Director